                                                                    EXHIBIT 10.4


                          FOURTH AMENDED AND RESTATED
             FINANCING SERVICES AND CONTRIBUTED CAPITAL AGREEMENT


          FOURTH AMENDED AND RESTATED FINANCING SERVICES AND CONTRIBUTED CAPITAL AGREEMENT ("Agreement") dated as of the 12th day of January, 2000, between SOUTHERN STATES COOPERATIVE, INCORPORATED (the "Cooperative"), a Virginia corporation, and STATESMAN FINANCIAL CORPORATION ("Statesman"), a Virginia corporation.

          Cooperative desires from time to time to sell to Statesman certain accounts receivable owing to it, certain installment sales contracts and certain Crop Time Notes, and Statesman is interested in purchasing such receivables, installment sales contracts and Crop Time Notes. The parties desire to set forth the terms and conditions upon which such sales may be made. The Cooperative also desires to have Statesman issue from time to time credit cards to customers of the Cooperative and its Local Cooperatives and Dealerships, to extend from time to time asset based financing, agricultural production loans and term loans to customers of the Cooperative pursuant to separate agreements to be entered into between each such customer and Statesman and to lease personal property from time to time to customers of the Cooperative, Local Cooperatives and Dealerships. Therefore, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                       DEFINITIONS AND ACCOUNTING TERMS
                       --------------------------------

          SECTION 1.01.  DEFINED TERMS.  As used in this Agreement, the
                         -------------
following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

          "Accounts Receivable - Local Cooperative" means the amounts advanced
           ---------------------------------------
by the Cooperative to a Local Cooperative and owing from time to time from such Local Cooperative to the Cooperative.

          "Agreement" means this Fourth Amended and Restated Financing Services
           ---------
and Contributed Capital Agreement, as it may be amended, supplemented, or modified from time to time.

          "Agricultural Production Loan" means to loan for a term of not more
          -----------------------------
than one year, the proceeds of which are used to raise crops or livestock.

          "Approved Contracts" means those Installment Sales Contracts arising
           ------------------
out of the sale of goods by a Retail Service or a customer of the Cooperative which have been approved in advance by Statesman as evidenced by a Statesman Approval Number.

          "Approved Notes" means those Crop Time Notes arising out of the sale
           --------------
of goods and services by the Cooperative which have been approved in advance by Statesman.

          "Asset Based Financing" means financing of a Dealership by Statesman
           ---------------------
secured by accounts receivable, inventory, equipment, including rolling stock, real estate and other fixed assets, or any of such items.

          "Average Total Delinquency Percentage" means with respect to each of
           ------------------------------------
Retail Accounts, Grain Marketing Accounts and Accounts Receivable - Local Cooperatives (each a "type" of Receivable) that percentage determined by dividing the average total delinquent Receivables of that type (including any Receivables of that type sold to Statesman which are delinquent), measured as of the last day of each calendar month, for the twelve-month period ending on the last Business Day of the calendar month preceding a settlement date by the average total Receivables of that type owing the Cooperative (including those sold to Statesman), measured as of the last day of each calendar month, for the same twelve-month period. "Average Total Delinquency Percentage" means with
                            ------------------------------------
respect to Wholesale Accounts that percentage determined by dividing the average total delinquent Wholesale Accounts (including any Wholesale Accounts sold to Statesman which are delinquent), measured as of the last day of each calendar month, for the twelve-month period ending on the last Business Day of the calendar month preceding the date of determination by the average total Wholesale Accounts owing the Cooperative (including those sold to Statesman), measured as of the last day of each calendar month, for the same twelve-month period.

          "Average Total Delinquency Percentage Variance" means with respect to
           ---------------------------------------------
each of Retail Accounts, Grain Marketing Accounts and Accounts Receivable - Local Cooperatives (each a "type" of Receivable) the difference, regardless of which is greater, between (i) the Average Total Delinquency Percentage for that type of Receivables computed as of the last Business Day of the calendar month preceding any settlement date and (ii) the percentage obtained by dividing the total delinquent Receivables of that type (including Receivables of that type sold to Statesman which are delinquent) on such date by the total Receivables of that type (including those sold to Statesman) on such date. "Average Total
                                                              -------------
Delinquency Percentage Variance" means with respect to Wholesale Accounts the
-------------------------------
difference, regardless of which is greater, between (i) the Average Total Delinquency Percentage for Wholesale Accounts computed as of the last Business Day of the calendar month preceding the date of determination and (ii) the percentage obtained by dividing the total delinquent Wholesale Accounts (including Wholesale Accounts sold to Statesman which are delinquent) on such date by the total Wholesale Accounts (including those sold to Statesman) on such date.

          "Balances Owed" means the net amount payable to the Cooperative on
           -------------
Receivables as a result of goods sold or services performed, or both, after adjustment for all rebates, credits and all other adjustments made by the Cooperative on all Purchased Receivables.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in Richmond, Virginia, are authorized or required to close under applicable law.

          "Collateral" means any property which is subject to a purchase money
           ----------
security interest securing the obligations of the obligor on a Purchased Contract or a Purchased Note.

          "Crop Time Notes" means promissory notes of Customers of the
           ---------------
Cooperative evidencing amounts due for the purchase of goods and services from the Cooperative, which are payable in one year or less.

          "Customer of the Cooperative" means a member of the Cooperative or
           ---------------------------
other Person who purchases goods or services from the Cooperative.

          "Dealership" means any wholesale customer of the Cooperative which has
           ----------
purchased merchandise or products from the Cooperative for resale to its customers and shall include a private dealer of the Cooperative but shall not include a Retail Service or a Local Cooperative.

          "Default" means any of the events specified in Article X, whether or
           -------
not any requirement for the giving of notice or the lapse of time, or both, has been satisfied.

          "Dispute" has the meaning set forth in Section 4.06.
           -------

          "Eligible Contracts" means Installment Sales Contracts arising out of
           ------------------
the sale of goods by Retail Services or a customer of the Cooperative other than Approved Contracts which Statesman has determined to purchase from the Cooperative.

          "Eligible Notes" means Crop Time Notes other than Approved Notes which
           --------------
Statesman has determined to purchase from the Cooperative.

          "Eligible Receivables" means Receivables which Statesman has
           --------------------
determined to purchase from the Cooperative.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and the regulations and published interpretations thereof.

          "Event of Default" means any of the events specified in Section 10.01,
           ----------------
provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "GAAP" means generally accepted accounting principles consistently
           ----
applied with respect to a corporation conducting a business the same as or similar to that of the Cooperative and its Subsidiaries, if any, as in effect from time to time.

          "Grain Marketing Accounts" means amounts owed to the Cooperative for
           ------------------------
the purchase of grain commodities, whether evidenced by open account, note, or otherwise or any combination thereof.

          "Headquarters" means the office of Statesman at 6606 West Broad
           ------------
Street, Post Office Box 25567, Richmond, Virginia 23260.

          "Historical Charge Off Percentage" means with respect to each of
           --------------------------------
Retail Accounts, Grain Marketing Accounts and Accounts Receivable - Local Cooperatives (each a "type" of Receivable) that percentage which is obtained by dividing (a) the sum of (i) gross bad debt expense of the Cooperative for Receivables of that type for any fiscal year and (ii) the gross bad debt expense of Statesman for such fiscal year for Receivables of that type purchased from the Cooperative by (b) the total dollar volume for sales which generate Receivables of that type (whether cash or non-cash) of the Cooperative for such fiscal year.

          "Independent Cooperative" means a cooperative which is not a Local
           -----------------------
Cooperative.

          "Installment Sales Contract" means a written agreement providing for
           --------------------------
the deferred payment of the purchase price of goods sold in the ordinary course of business.

          "Installment Sales Financing" means the purchasing by Statesman of
           ---------------------------
chattel paper (as defined in Article 9 of the Uniform Commercial Code of Virginia) arising out of a sale of merchandise by a Retail Service, Local Cooperative or Dealership.

          "Leases" means contracts for the lease of personal property for a
           ------
fixed period of time by Statesman to the Cooperative, a Local Cooperative, a Dealership or a customer of any.

          "Lien" means any mortgage, deed of trust, pledge, security interest,
           ----
hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code of Virginia or comparable law of any jurisdiction to evidence any of the foregoing).

          "Local Cooperative" means any corporation which is managed by the
           -----------------
Cooperative under a management agreement or contract.

          "Loan" means an Agricultural Production Loan, a Term Loan, an asset
           ----
based loan or any substantially similar extension of credit now or hereafter made by Statesman to a Customer of the Cooperative or other Person.

          "Manufacturer" means the original equipment manufacturer of goods
           ------------
offered for sale by the Cooperative.

          "Multiemployer Plan" means a Plan described in Section 4001(a)(3) of
           ------------------
ERISA which covers employees of the Cooperative or to which the Cooperative is or may be required to make contributions under ERISA.

          "Net Balance" means with respect to an Installment Sales Contract, the
           -----------
outstanding balance owing on such Installment Sales Contract including any applicable late charges but exclusive of any unearned finance charges as provided for in such Installment Sales Contract and means with respect to a Crop Time Note, the outstanding principal balance owing on such Crop Time Note and all accrued and unpaid interest thereon.

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity
           ----
succeeding to any or all of its functions under ERISA.

          "Person" means an individual, partnership, corporation, business
           ------
trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.

          "Plan" means any employee welfare plan established or maintained by
           ----
the Cooperative or to which the Cooperative has made contributions in the past or may in the future be required to make contributions under ERISA.

          "Prohibited Transaction" means any transaction set forth in Section
           ----------------------
406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time.

          "Purchased Contracts" means Approved Contracts and Eligible Contracts
           -------------------
which have been purchased by Statesman from the Cooperative or a customer of the Cooperative.

          "Purchased Notes" means Approved Notes and Eligible Notes which have
           ---------------
been purchased by Statesman from the Cooperative.

          "Purchased Receivables" means Eligible Receivables which have been
           ---------------------
purchased by Statesman from the Cooperative.

          "Purchased Wholesale Accounts" means Wholesale Accounts which have
           ----------------------------
been purchased by Statesman from the Cooperative.

          "Receivables" means the amounts owing the Cooperative from time to
           -----------
time for the sale of goods or the performance of services in the ordinary course of business and shall include Retail Accounts, Grain Marketing Accounts, and Accounts Receivable - Local Cooperatives.

          "Receivables Certificate" means the certificate referred to in Section
           -----------------------
2.03(1).

          "Reserve Account" means the account established under the provisions
           ---------------
of Section 2.04.

          "Retail Accounts" means amounts owing the Cooperative arising out of
           ---------------
the sale in the ordinary course of business of goods and services by Retail Services or by stores which were then owned and operated by Gold Kist Inc., which amounts are not evidenced by Installment Sales Contracts.

          "Retail Service" means any retail store owned and operated by the
           --------------
Cooperative.

          "Southern States Credit Card Program" means the program of Statesman
           -----------------------------------
to approve revolving or open-end credit in specific amounts for individual customers of the Cooperative, Local Cooperatives and Dealerships, to extend credit to such customers for the purchase of goods from the Cooperative, Local Cooperatives and Dealerships and to settle periodically with the Cooperative, Local Cooperatives and Dealerships for purchases made by customers pursuant to that program, as such program may exist from time to time.

          "Statesman Approval Number" means a number given by Statesman to a
           -------------------------
Retail Service to evidence that a particular Installment Sales Contract is an Approved Contract.

          "Subsidiary" means any corporation the majority of the voting shares
           ----------
of which at the time are owned directly or indirectly by the Cooperative and/or by one or more Subsidiaries of the Cooperative.

          "Term Loan" means a secured loan with the principal amortized over a
           ---------
period of 5 to 7 years, the proceeds of which are used for agricultural production.

          "Termination Date" means that date on which certain obligations of the
           ----------------
parties hereunder may be terminated as provided in Section 11.04.

          "Wholesale Accounts" means any obligation arising out of the sale of
           ------------------
goods or the performance of services in the ordinary course of business which is not an Account Receivable - Local Cooperative, Grain Marketing Account, or Retail Account.

          "Wholesale Reserve Account" means the account established under the
           -------------------------
provisions of Section 4.04.

                                  ARTICLE II
                                  ----------

                         ACCOUNTS RECEIVABLE FINANCING
                         -----------------------------

          SECTION 2.01.  PURCHASE OF RECEIVABLES.  Statesman may from time to
                         -----------------------
time, at its option upon the terms and subject to the conditions contained in this Agreement, purchase Receivables from the Cooperative, provided that Statesman has determined in its sole and absolute discretion that such Receivables are acceptable to it (which acceptable Receivables are herein referred to as the "Eligible Receivables"), and in no event shall Statesman purchase Receivables if after such purchase the aggregate amount owing on all Receivables purchased by Statesman from the Cooperative shall exceed TWO HUNDRED MILLION DOLLARS ($200,000,000). All such purchases shall be made without recourse to the Cooperative except so far as Statesman shall have the right to make charges to the Reserve Account as provided in Section 2.05, and nothing contained herein shall obligate Statesman to purchase any Receivables.

          SECTION 2.02.  OFFER TO SELL.  The Cooperative may from time to time
                         -------------
offer to sell Receivables to Statesman as herein provided, but, except as the parties may otherwise agree, no Receivable from any obligor shall be sold unless all accounts owing from such obligor to the Cooperative are sold, and no Retail Account arising out of a sale at any Retail Service shall be sold unless all Retail Accounts arising out of sales at such Retail Service are sold.

          SECTION 2.03.  PROCEDURES.
                         ----------

          (1) Prior to 11:00 a.m. (Richmond, Virginia, time) on the tenth Business Day of each month, or such later day as may be agreed to by Statesman, the Cooperative shall deliver to Statesman by hand or send by telecopy a certificate substantially in the form of Exhibit A attached
                                         ---------
hereto (a "Receivables Certificate") with the blanks therein appropriately completed and reflecting the following information for the preceding month:

          (a) the amount of all Receivables arising out of sales of goods or services during the preceding month, if any, which were sold by the Cooperative to Statesman as of the end of such preceding month;

          (b) Receivables which were previously sold to Statesman under the provisions of this Article II showing the outstanding balances as of the last day of the preceding month in the aggregate for Retail Accounts, Grain Marketing Accounts and Accounts Receivable - Local Cooperatives;

          (c) Receivables which were previously sold to Statesman pursuant to this Article II upon which there was any change in the outstanding balance during such month, and all debits and credits thereon, including without limitation payments and other remittances by or on behalf of the account obligor, credits, rebates and adjustments, showing in the aggregate for Retail Accounts, Grain Marketing Accounts and Accounts Receivable - Local Cooperatives the prior balance, the amount and nature of adjustments and the balance as of the last day of the preceding month;

          (d) the Cooperative shall promptly make available to Statesman, at Statesman's request, listings of accounts with balances and other referenced amounts by obligor that are referred to in Sections 2.03(1)(a), (b) and (c).

     (2) Not later than 11:00 a.m. (Richmond, Virginia, time) on the fifth Business Day after receipt by Statesman of the Receivables Certificate, Statesman shall pay to the Cooperative the amount by which (a) the aggregate outstanding balance on each Receivable it has purchased exceeds (b) the Purchase Discount (as herein defined) and the amount, if any, to be placed in the Reserve Account pursuant to Section 2.04, provided, however, that Statesman may choose not to pay for any Receivable evidenced by a promissory note or other instrument unless such note or other instrument has been endorsed and delivered to Statesman.

     (3) Promptly upon delivery of the certificate described in Section 2.03(1), the Cooperative shall assign and transfer as provided in such certificate those Receivables Statesman is purchasing and all proceeds thereof, cash or non-cash.

     (4) (a) For purposes of this Article II, the Purchase Discount for Retail Accounts shall be the product obtained by multiplying the outstanding balance of the Retail Accounts being purchased by (i) the average Historical Charge Off Percentage of the Cooperative for Retail Accounts for the three preceding fiscal years times (ii) the sum of 1 plus the Average Total Delinquency Percentage Variance for Retail Accounts, plus the anticipated interest charges for the current month relating to the outstanding purchased Retail Accounts. Such amount shall be computed according to the following formula:

     Discount = Retail Accounts being purchased x [(aHCO%) x (1 + ADV)] + AIC where

     aHCO%  =   average Historical Charge Off Percentage for Retail Accounts for
                the three preceding fiscal years which for purposes of this calculation shall not be less than 0.35% or such other percentage as may be from time to time agreed to by the Cooperative and Statesman.

     ADV    =   Average Total Delinquency Percentage Variance for Retail
                Accounts.

     AIC    =   the anticipated interest charges for the current month for borrowings relating to outstanding Retail Accounts purchased by Statesman.

          (b) For purposes of this Article II, the Purchase Discount for Grain Marketing Accounts shall be the product obtained by multiplying the outstanding balance of the Grain Marketing Accounts being purchased by (i) the average Historical Charge Off Percentage of the Cooperative for Grain Marketing Accounts for the three preceding fiscal years times (ii) the sum of 1 plus the Average Total Delinquency Percentage Variance for Grain Marketing Accounts, plus the anticipated interest charges for the current month relating to the outstanding purchased Grain Marketing Accounts. Such amount shall be computed according to the following formula:

     Discount  =  Grain Marketing Accounts being purchased x
                  [(aHCO%) x (1 + ADV)] + AIC

     where

     aHCO%     =   average Historical Charge Off Percentage for Grain Marketing
                   Accounts for the three preceding fiscal years which for purposes of this calculation shall not be less than 0.15% or such other percentage as may be from time to time agreed to by the Cooperative and Statesman.

     ADV       =   Average Total Delinquency Percentage Variance for Grain
                   Marketing Accounts.

     AIC       =   the anticipated interest charges for the current month for borrowings relating to outstanding Grain Marketing Accounts purchased by Statesman.

          (c) For purposes of this Article II, the Purchase Discount for Accounts Receivable - Local Cooperatives shall be the product obtained by multiplying the outstanding balance of the Accounts Receivable - Local Cooperatives being purchased by (i) the average Historical Charge Off Percentage of the Cooperative for Accounts Receivable - Local Cooperatives for the three preceding fiscal years times (ii) the sum of 1 plus the Average Total Delinquency Percentage Variance for Accounts Receivable - Local Cooperatives, plus the anticipated interest charges for the current month relating to the outstanding purchased Accounts Receivable - Local Cooperatives. Such amount shall be computed according to the following formula:

     Discount  =  Accounts Receivable - Local Cooperatives being purchased x

                [(aHCO%) x (1 + ADV)] + AIC
     where

     aHCO%   =  average Historical Charge Off Percentage for Accounts
                Receivable -Local Cooperatives for the three preceding fiscal years which for purposes of this calculation shall not be less than .05% or such other percentage as may be from time to time agreed to by the Cooperative and Statesman.

     ADV     =  Average Total Delinquency Percentage Variance for Accounts
                Receivable - Local Cooperatives.

     AIC     =  the anticipated interest charges for the current month for borrowings relating to outstanding Accounts Receivable - Local
                Cooperatives purchased by Statesman.

     Notwithstanding anything to the contrary contained in this Agreement, a portion of such purchase price shall be placed in the reserve account described in Section 2.04.

     SECTION 2.04.  RESERVE ACCOUNT.  Statesman shall place in a reserve account
                    ---------------
(the "Reserve Account") an amount not to exceed one-eighth of one percent (0.125%) of the aggregate outstanding balance on each Receivable it elects to purchase, provided, however, that in no event shall any additional amount be deducted from the Purchase Price paid to the Cooperative or placed in the Reserve Account if the aggregate amount in the Reserve Account is equal to or greater than one quarter of one percent (0.25%) of the aggregate unpaid balance of all Receivables which Statesman has purchased from the Cooperative (including the Receivables being paid for on such date). Funds in the Reserve Account need not be segregated from other funds of Statesman. If at the end of any fiscal year of Statesman, the balance in the Reserve Account after charges to the Reserve Account as permitted in Section 2.05 is greater than one-eighth of one percent (0.125%) of the balance owing on Receivables which Statesman has purchased from the Cooperative, no Event of Default shall have occurred and be continuing and no obligation of the Cooperative to Statesman is then due and payable, Statesman will upon request of the Cooperative remit such excess to the Cooperative.

     SECTION 2.05.  CHARGES TO RESERVE ACCOUNT.  Statesman may in its sole and
                    --------------------------
absolute discretion charge losses on Purchased Receivables related to Credit Risk (as defined in Section 4.06) against the Reserve Account. Statesman agrees to add to the Reserve Account the amount received as a recovery less associated collection costs on any Purchased Receivables which were previously charged to the Reserve Account. Statesman shall notify the Cooperative promptly in writing of any such reduction in the Reserve Account. As of the end of each month, Statesman will provide the Cooperative with a report of transactions in the Reserve Account during such month showing the balance in such account as of the end of such month.

     SECTION 2.06.  PAYMENTS FROM THE COOPERATIVE.  Monthly with the delivery of
                    -----------------------------
each Receivables Certificate the Cooperative shall remit to Statesman in immediately available funds an amount equal to the sum of (i) all payments received by the Cooperative during the preceding month on Purchased Receivables, (ii) all rebates or credits on any Purchased Receivable allowed by the Cooperative during the preceding month, and
(iii) all other adjustments made by the Cooperative on any Purchased Receivable during such month which resulted in a reduction of the amount owing thereon, minus any proceeds the Cooperative has collected on Purchased Receivables and paid to Statesman since the delivery of the previous Receivables Certificate.

     SECTION 2.07.  METHOD OF PAYMENT.  All payments from the Cooperative to
                    -----------------
Statesman under the terms of this Agreement shall be made to Statesman in immediately available funds in Richmond, Virginia. Whenever any payment is scheduled to be made on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

     SECTION 2.08.  FACILITY FEES FOR PURCHASE OF RECEIVABLES.  The Cooperative
                    -----------------------------------------
will pay to Statesman by the tenth Business Day of each month, or such later day as may be agreed to by Statesman, a Facility Fee in such amount as shall be agreed upon from time to time by the Cooperative and Statesman.

     SECTION 2.09.  COLLECTION OF RECEIVABLES.  Statesman hereby authorizes the
                    -------------------------
Cooperative to collect Purchased Receivables, subject to direction and control, but Statesman may, without cause or notice, curtail or terminate said authority at any time. Upon receipt of all checks, drafts, cash and other remittance in payments of or on account of the Purchased Receivables, the Cooperative will account to Statesman for such proceeds as herein provided. The Cooperative will endorse all checks, drafts and other items evidencing such proceeds where necessary to permit collection of such items, which endorsement Statesman is also hereby authorized to make, as attorney-in-fact on behalf of the Cooperative.

     The Cooperative will pay all proceeds it collects on Purchased Receivables to Statesman monthly no later than the tenth Business Day of each month or at such other intervals as Statesman may from time to time request.

     If the Cooperative receives any promissory note or other instrument (other than a check) in payment of or on account of any Purchased Receivable, it will immediately endorse the same and deliver it to Statesman.

     Within ten (10) days of receipt of a written request of Statesman, the Cooperative will notify the obligor on each Purchased Receivable to make payments to Statesman at its Headquarters or at such other address as Statesman shall have furnished to the Cooperative in writing and shall promptly deliver to Statesman all proceeds of any Purchased Receivables then held by the Cooperative. From and after receipt of such request, the Cooperative will promptly forward to Statesman all checks, drafts, cash and other remittances received by it in payment of or on account of any Purchased Receivable.

     If the Cooperative shall fail to notify account obligors to make payments to Statesman as herein provided, and in any event upon the occurrence of an Event of Default, Statesman may so notify such account obligors.

     SECTION 2.10.  REPURCHASE OF RECEIVABLES.  If the Cooperative shall at any
                    -------------------------
time determine not to sell to Statesman the Retail Accounts arising out of sales made at any Retail Service, the Cooperative will with the consent of Statesman promptly repurchase from Statesman all Retail Accounts arising out of sales made at such Retail Service which Statesman has previously purchased from it. The purchase price for such Retail Accounts will be the Balances Owed on the Retail Accounts giving credit for all payments received by Statesman to the date of sale to the Cooperative.

                                  ARTICLE III
                                  -----------

                          INSTALLMENT SALES FINANCING
                          ---------------------------

     SECTION 3.01.  GENERAL.  Statesman will from time to time, upon the terms
                    -------
and subject to the conditions contained in this Agreement, purchase from the Cooperative Approved Contracts. Statesman may from time to time, at its option, purchase from the Cooperative other Installment Sales Contracts arising out of the sale of goods by Retail Services as provided in Section 3.03. Nothing contained herein shall obligate Statesman to purchase any Installment Sales Contract other than those Installment Sales Contracts which have been approved in advance by Statesman as evidenced by a Statesman Approval Number (which contracts are herein referred to as "Approved Contracts").

     SECTION 3.02.  NON-RECOURSE PURCHASES.  Statesman will from time to time
                    ----------------------
upon the terms and subject to the conditions contained in this Agreement, purchase Approved Contracts from the Cooperative. Such purchases shall be without recourse to the Cooperative except as specifically provided for herein.

     SECTION 3.03.  FULL RECOURSE OPTION.
                    --------------------

     (1) Statesman may from time to time, at its option upon the terms and subject to the conditions contained in this Agreement, purchase from the Cooperative Installments Sales Contracts arising out of the sales of goods by Retail Services, which Installment Sales Contracts Statesman has determined in its sole and absolute discretion to be acceptable (which contracts are herein referred to as "Eligible Contracts"), notwithstanding the fact that such contracts have not been previously approved by Statesman and do not bear an appropriate Statesman Approval Number. All purchases of such contracts shall be subject to full recourse to the Cooperative as provided in paragraph (2) of this
Section 3.03.

     (2) If any installment on any Installment Sales Contract purchased under the provisions of this Section 3.03 is not paid within ninety (90) days of the date it is scheduled to be paid, upon written demand by Statesman, the Cooperative will repurchase such contract immediately for its Net Balance.

     SECTION 3.04.  PURCHASE PRICE; DELIVERY OF PURCHASED CONTRACTS.  The
                    -----------------------------------------------
purchase price for Approved Contracts and Eligible Contracts shall be the Net Balance or such other amount as may from time to time be agreed to in writing by the Cooperative and Statesman. Upon receipt of an Approved Contract or Eligible Contract duly endorsed and all related credit information, and the satisfaction of all the conditions set forth in Article VI hereof, provided no Event of Default shall have occurred and be continuing, and provided Statesman shall not then be entitled to require that the Cooperative repurchase Purchased Contracts under the provisions of Section 3.03 hereof, Statesman shall pay the Cooperative in cash the purchase price for each such Approved Contract or Eligible Contract. Promptly thereafter, the Cooperative will notify each obligor on each such Purchased Contract to make all future payments to Statesman at its Headquarters. The Cooperative authorizes Statesman to insert its name, or the name of any other assignee, in the space provided therefor in the assignment clause of all Purchased Contracts and to return to the Cooperative all Installment Sales Contracts not purchased. Statesman will identify in writing those contracts it agrees to purchase and will return those contracts it declines to purchase. The Cooperative is authorized to cancel the endorsement on each Installment Sales Contract which Statesman does not purchase.

     SECTION 3.05.  WARRANTIES.
                    ----------

     (1) By the delivery and sale of each such Installment Sales Contract under the provisions of Section 3.02 or Section 3.03, the Cooperative warrants to Statesman that:

          (a) It has good title to such Installment Sales Contract or is authorized to obtain payment on behalf of one who has good title and the sale and transfer thereof are otherwise rightful;

          (b) Each such Installment Sales Contract is a binding obligation arising from the sale of merchandise by a Retail Service in the ordinary course of business as described in the contract to a person or entity specified therein as the obligor and constitutes the valid and legally binding obligation of such obligor enforceable in accordance with its terms; such contract states the full agreement of the parties and arises out of legally sufficient consideration;

          (c) All signatures on such Installment Sales Contract are genuine or authorized and all obligors thereon have the capacity to execute such contract;

          (d) Such Installment Sales Contract has not been materially altered;

          (e) No obligor on such Installment Sales Contract has any defense, set off or counterclaim against the Cooperative which is good against it;

          (f) The conduct of the Cooperative in making the sale out of which each contract arose was in all material respects in compliance with all applicable laws and was not induced by fraud, false or misleading representations or any other manner of unfair or deceptive trade practices or other unlawful conduct;

          (g) All credit information concerning the obligors on such contracts was obtained and recorded in strict compliance with all applicable state and federal laws, and the Cooperative has no reason to believe that any such information is false, misleading or incomplete in any respect;

          (h) All current credit information with respect to such obligors has been accurately reported to Statesman;

          (i) The Installment Sales Contract forms provided by Statesman have not been altered, modified or supplemented in any respect;

          (j) All information required to be disclosed in such forms has been accurately recorded therein and the Cooperative has complied with the Truth-in-Lending Act and all other applicable disclosure laws, federal and state;

          (k) No fee has been charged with respect to any contract and no such contract includes any deferred payment price or other charge which violates any applicable usury law or consumer protection law;

          (l) Such Installment Sales Contract contains all of the terms and conditions of the agreement between the Cooperative and the obligors with respect to such purchase and the Cooperative has not entered into any other agreement with any obligor with respect to such contract and has not waived or agreed to waive any term or condition contained in the form or taken any other action which might result in any constructive or implied waiver or modification thereof;

          (m) Each down payment shown in each Installment Sales Contract has actually been received in cash from the obligors or a person paying such amount on behalf of the obligors and no part thereof has been directly or indirectly advanced by the Cooperative;

          (n) Each trade-in shown in each Installment Sales Contract has actually been delivered to the Cooperative and the amount recorded in the contract accurately reflects the agreed value thereof;

          (o) All aspects of the sale have been in strict compliance with all applicable consumer protection acts and regulations, including without limitation the Truth-in-Lending Act, the Equal Credit Opportunity Act and any applicable state law;

          (p) All applicants for credit have been given all notices required by applicable law;

          (q) The Cooperative has no knowledge of any insolvency proceeding involving any party obligated on such Installment Sales Contract; and

          (r) Such Installment Sales Contract is not subject to any claim, lien, security interest, charge or other encumbrance in favor of any one other than the Cooperative and Statesman, and the Cooperative has not offered such Contract for sale to any purchaser other than Statesman.

     (2) The Cooperative further represents and warrants that it is and shall be solvent at the time of each sale of any Installment Sales Contract.

     SECTION 3.06.  REMEDIES OF STATESMAN WITH RESPECT TO INSTALLMENT SALES
                    -------------------------------------------------------
CONTRACTS PURCHASED UNDER THE PROVISIONS OF THIS ARTICLE THREE.
--------------------------------------------------------------

     (1) Breach of Warranty.  If any warranty made by the Cooperative under the
         ------------------
provisions of Section 3.05 of this Agreement shall prove to have been false in any material respect as it relates to any Purchased Contract, the Cooperative covenants and agrees promptly upon written demand by Statesman to purchase such Purchased Contract for the Net Balance in immediately available funds.
Statesman covenants and agrees that upon receipt of such payment it will cancel the endorsement and deliver such Purchased Contract to the Cooperative at the address stated in Section 11.07 of this Agreement. Statesman represents and warrants to the Cooperative with respect to each such Installment Sales Contract that the Net Balance paid to it is the Net Balance of such contract and that except as disclosed in a writing accompanying such contract, Statesman has not released any party to such contract from its obligation thereunder, released any security interest directly securing such contract or consented to any reduction in the amount owing thereon or the extension of the due date for any payment or installment thereunder. Such transfer from Statesman to the Cooperative will be without recourse and except as provided in the immediately preceding sentence, without representation or warranty of any nature or type.

     (2) Determination of Breach.  For the purpose of determining whether or not
         -----------------------
any warranty made by the Cooperative under the provisions of Section 3.05 was false and that the Cooperative is therefore obliged to repurchase any Purchased Contract, the Cooperative shall be bound by a written statement of an officer of Statesman that in the reasonable judgment of Statesman it has determined that any obligor under any Purchased Contract has refused to make any scheduled payment under such contract because of any fact which has been represented as otherwise by the Cooperative to Statesman under the provisions of Section 3.05 hereof.

     SECTION 3.07.  CONTRACT FORMS.  Statesman will provide and the Cooperative
                    --------------
will use forms of contracts and credit applications previously approved by Statesman. In the event Statesman determines that any previously approved form should not be used, it will so advise the Cooperative and the Cooperative will discontinue any use of such form.

     SECTION 3.08.  PAYMENTS.  The Cooperative will cause each Retail Service on
                    --------
the day of receipt of any payment on any Purchased Contract to report such payment to Statesman at its Headquarters. The Cooperative covenants and agrees that all payments received by it on Purchased Contracts will be charged to the Cooperative's intercompany accounts payable to Statesman and paid to Statesman in collected funds no less frequently than every five (5) business days. In the event the Cooperative shall fail to endorse any check or other item when necessary to permit its collection, Statesman is authorized, as its attorney-in-fact to make such endorsement on behalf of the Cooperative.

     SECTION 3.09.  OBLIGOR COMPLAINTS AND RETURNED MERCHANDISE.
                    -------------------------------------------

     (1) The Cooperative shall, within three (3) Business Days of its receipt, provide Statesman with a copy of any written complaint from any obligor(s) relating to any Purchased Contract or any merchandise or service purchased thereunder;

     (2) If the purchaser under any Purchased Contract returns merchandise, for any reason, within 10 days from the date of the sale, the Cooperative will fully reimburse such purchaser for any down payment and immediately repurchase the Purchased Contract from Statesman for its Net Balance.

     SECTION 3.10.  MODIFICATIONS, EXTENSIONS.  Statesman may, without affecting
                    -------------------------
the agreements of the Cooperative herein, change, modify, extend or renew the dates and amounts of the periodic installment payments in any Purchased Contract.

     SECTION 3.11.  WARRANTY, SERVICE, OR SIMILAR AGREEMENTS.  The Cooperative
                    ----------------------------------------
covenants and agrees to indemnify and hold Statesman harmless from any and all losses arising out of the breach of any performance or extended warranties and all service or similar agreements made by Manufacturer, the Cooperative, or any other Person relating to merchandise which is the subject of any Purchased Contract, even if any such warranty, service, or similar agreements are not immediately effective. Unless such agreement expressly provides otherwise, the Cooperative agrees to provide repairs and service to the purchaser of the merchandise at its usual rates of charge.

     SECTION 3.12.  REPOSSESSION.
                    ------------

     (1) The Cooperative will, at Statesman's request, act as its agent in the repossession of any property described in any Purchased Contract in accordance with all applicable laws and in that capacity take certain actions, including the transportation of the property from its location to the Cooperative's place of business, repair and restoration of the property to a marketable condition, and storage, without storage fee. Statesman will compensate the Cooperative for its reasonable actual costs in such transportation, repair, and restoration, except as covered by an extended warranty or service agreement. In the event Statesman directs the Cooperative on its behalf to sell the property, it will pay the Cooperative such commission as is agreed upon from time to time by the Cooperative and Statesman and as evidenced by Statesman's letter. The Cooperative agrees to sell said property in accordance with the applicable provisions of the Uniform Commercial Code, as it may be amended from time to time, and other applicable law.

     (2) Where an extended warranty or service agreement is included in the sales contract purchased, the Cooperative hereby agrees to perform at its expense or have performed such warranty or service work under the terms of such extended warranty or service agreement. A pro rata refund will be paid in cash to Statesman of the unearned identifiable charge assessed for the extended warranty or service agreement, which will then be credited to any balance due on such Purchased Contract.

                                  ARTICLE IIIA
                                  ------------

                             CREDIT CARD FINANCING
                             ---------------------

     SECTION 3A.01.  APPROVAL OF CUSTOMER'S CREDIT.  Statesman agrees to review
                     -----------------------------
information on customers of the Cooperative, Local Cooperatives and Dealerships recorded on its Statesman Revolving Credit Card Application and Agreement forms and submitted to it by the Cooperative, a Local Cooperative or a Dealership and to approve extending open-end or revolving credit to such customers in a specific dollar amount or to deny such credit.

     SECTION 3A.02.  PURCHASES BY CREDIT CARD CUSTOMERS.  After Statesman has
                     ----------------------------------
approved the credit of a customer in the Southern States Credit Card Program, so long as the customer pays his or her account in accordance with the terms thereof established from time to time by Statesman and otherwise complies with the terms thereof and is not bankrupt or insolvent, Statesman will extend credit to such customer up to the preapproved dollar limit for the purchase of goods and services from the Cooperative, a Local Cooperative or a Dealership.

     SECTION 3A.03.  APPROVAL OF REQUESTS TO CHANGE CREDIT.  Statesman agrees
                     -------------------------------------
upon request of the Cooperative, a Local Cooperative or a Dealership to review information on customers of the Cooperative, such Local Cooperative or such Dealership and to approve changing the amount of open-end or revolving credit for such customers to a specific dollar amount or to deny such change.

     SECTION 3A.04.  SETTLEMENT FOR PURCHASES.  Statesman will periodically
                     ------------------------
settle with the Cooperative and each Local Cooperative and Dealership for purchases made from the Cooperative or such Local Cooperative or Dealership, as the case may be, under the Southern States Credit Card Program by periodically crediting to the Cooperative or such Local Cooperative or Dealership, as the case may be, the aggregate amount of such purchases since the last settlement date, net of the applicable merchant's discount as may be agreed to from time to time by the Cooperative or such Local Cooperative or Dealership, as the case may be, and Statesman. All sales under the Southern States Credit Card Program made in accordance with the instructions provided from time to time by Statesman to the Cooperative, the Local Cooperatives and the Dealerships will be without recourse. Statesman may, however, require the Cooperative, a Local Cooperative or a Dealership to reimburse it for certain purchases as may be agreed to from time to time by Statesman and the Cooperative, such Local Cooperative or such Dealership. The parties acknowledge and agree that in the event of any conflict between the terms hereof and any other agreement between the parties or between Statesman and a Local Cooperative or a Dealership with respect to such rights and obligations, the terms of the other agreement shall govern.

                                  ARTICLE IIIB
                                  ------------

                             ASSET BASED FINANCING
                             ---------------------

     SECTION 3B.01.  GENERAL.  From time to time at the request of the
                     -------
Cooperative, Statesman may extend asset based financing to customers of the Cooperative. Such financing shall be extended pursuant to separate agreements to be entered into between each such customer and Statesman.

     SECTION 3B.02.  TERMS AND CONDITIONS.  Nothing contained herein shall
                     --------------------
obligate Statesman to extend any asset based financing to any person. All decisions with respect to asset based financing shall be made by Statesman in its sole discretion, subject to such agreements as Statesman may enter into from time to time with its asset based borrowers.

                                 ARTICLE IIIC
                                 ------------

                           PERSONAL PROPERTY LEASING
                           -------------------------

     SECTION 3C.01.  LEASES TO THE COOPERATIVE.  Statesman will from time to
                     -------------------------
time lease computers, computer equipment and other equipment to the Cooperative, which equipment may be subleased by the Cooperative to others. Such leases shall be on such terms and conditions as may be agreed to from time to time by Statesman and the Cooperative and will be evidenced by lease agreements between Statesman and the Cooperative.

     SECTION 3C.02.  APPROVAL OF CUSTOMER'S CREDIT.  Statesman agrees to review
                     -----------------------------
information on customers of the Cooperative, Local Cooperatives and Dealerships recorded on its Statesman application forms for the lease of liquid propane tanks (or other personal property then being leased by Statesman) and submitted to it by the Cooperative, a Local Cooperative or a Dealership and to approve leasing such property to such customers or to determine not to lease such property.

     SECTION 3C.03.  PAYMENT FOR LEASED PROPERTY.  If Statesman approves the
                     ---------------------------
lease of personal property to customers of the Cooperative, a Local Cooperative or a Dealer, it will promptly notify the Cooperative or the Local Cooperative or Dealership which requested such lease, and if it has received a properly completed Lease Agreement appropriately signed by the customer and the Cooperative, the Local Cooperative or the Dealership, as the case may be, it will remit to the Cooperative, or to the Local Cooperative or Dealership which requested such lease the invoice price of the leased equipment.

     SECTION 3C.04.  COLLECTION OF RENT.  The Cooperative, or the Local
                     ------------------
Cooperative or Dealership which requested the lease will serve as the agent of Statesman in the collection of the monthly rent due under the lease and will remit to Statesman monthly from the proceeds of liquid propane sold to the lessee the monthly rentals due under the lease.

                                 ARTICLE IIID
                                 ------------

                         AGRICULTURAL PRODUCTION LOANS
                         -----------------------------


     SECTION 3D.01.  GENERAL.  Statesman may from time to time extend
                     -------
Agricultural Production Loans to customers of the Cooperative and other Persons. Such financing shall be extended pursuant to separate agreements to be entered into between each such Person and Statesman.

     SECTION 3D.02.  TERMS AND CONDITIONS.  Nothing contained herein shall
                     --------------------
obligate Statesman to extend any Agricultural Production Loan to any person. All decisions with respect to Agricultural Production Loans shall be made by Statesman in its sole discretion, subject to such agreements as Statesman may enter into from time to time with its Agricultural Production Loan borrowers.

                                 ARTICLE IIIE
                                 ------------

                                CROP TIME NOTES
                                ---------------


     SECTION 3E.01.  GENERAL.  Statesman will from time to time, upon the terms
                     -------
and subject to the conditions contained in this Agreement, purchase from the Cooperative Crop Time Notes which have been approved by Statesman. Nothing contained herein shall obligate Statesman to purchase any Crop Time Note other than those Crop Time Notes which have been approved in advance by Statesman (which Notes are herein referred to as "Approved Notes").

     SECTION 3E.02.  NON-RECOURSE PURCHASES.  The purchase of Crop Time Notes
                     ----------------------
under this Agreement shall be without recourse to the Cooperative except as specifically provided for herein.

     SECTION 3E.03.  FULL RECOURSE OPTION.
                     --------------------

     (1) Statesman may from time to time, at its option upon the terms and subject to the conditions contained in this Agreement, purchase from the Cooperative Crop Time Notes arising out of the sales of goods or the providing of services by the Cooperative, which Crop Time Notes Statesman has determined in its sole and absolute discretion to be acceptable (which Notes are herein referred to as "Eligible Notes"), notwithstanding the fact that such Notes have not been previously approved by Statesman. All purchases of such Notes shall be subject to full recourse to the Cooperative as provided in paragraph (2) of this
Section 3E.03.

     (2) If any Crop Time Note purchased under the provisions of this Section 3E.03 is not paid within ninety (90) days of the date it is scheduled to be paid, upon written demand by Statesman, the Cooperative will repurchase such
Note immediately for its Net Balance.

     SECTION 3E.04  PURCHASE PRICE; DELIVERY OF PURCHASED NOTES.  The purchase
                    -------------------------------------------
price for Approved Notes and Eligible Notes shall be the Net Balance or such other amount as may from time to time be agreed to in writing by the Cooperative and Statesman. Upon receipt of an Approved Note or Eligible Note duly endorsed and all related credit information, and the satisfaction of all the conditions set forth in Article VI hereof, provided no Event of Default shall have occurred and be continuing, and provided Statesman shall not then be entitled to require that the Cooperative repurchase Eligible Notes under the provisions of Section 3E.03 hereof, Statesman shall pay the Cooperative in cash the purchase price for each such Approved Note or Eligible Note. Promptly thereafter, the Cooperative will notify each obligor on each such Crop Time Note to make all future payments to Statesman at its Headquarters. The Cooperative authorizes Statesman to insert its name, or the name of any other assignee, in the space provided therefor in the assignment clause of all Crop Time Notes it has purchased and to return to the Cooperative all Crop Time Notes not purchased. Statesman will identify in writing those Notes it agrees to purchase and will return those Notes it declines to purchase. The Cooperative is authorized to cancel the endorsement on each Crop Time Note which Statesman does not purchase.

     SECTION 3E.05.  WARRANTIES.
                     ----------

     (1) By the delivery and sale of each such Crop Time Note under the provisions of Section 3E.02 or Section 3E.03, the Cooperative warrants to Statesman that:

          (a) It has good title to such Crop Time Note or is authorized to obtain payment on behalf of one who has good title and the sale and transfer thereof are otherwise rightful;

          (b) Each such Crop Time Note is a binding obligation arising from the sale of merchandise or services by the Cooperative in the ordinary course of business as described in the Note to a person or entity specified therein as the obligor and constitutes the valid and legally binding obligation of such obligor enforceable in accordance with its terms; such Note states the full agreement of the parties and arises out of legally sufficient consideration;

          (c) All signatures on such Crop Time Note are genuine or authorized and all obligors thereon have the capacity to execute such Note;

          (d) Such Crop Time Note has not been materially altered;

          (e) No obligor on such Crop Time Note has any defense, set off or counterclaim against the Cooperative which is good against it;

          (f) The conduct of the Cooperative in making the sale out of which each Note arose was in all material respects in compliance with all applicable laws and was not induced by fraud, false or misleading representations or any other manner of unfair or deceptive trade practices or other unlawful conduct;

          (g) All credit information concerning the obligors on such Notes was obtained and recorded in strict compliance with all applicable state and federal laws, and the Cooperative has no reason to believe that any such information is false, misleading or incomplete in any respect;

          (h) All current credit information with respect to such obligors has been accurately reported to Statesman;

          (i) The Crop Time Note forms provided by Statesman have not been altered, modified or supplemented in any respect;

          (j) All information required to be disclosed in such forms has been accurately recorded therein and to the extent applicable, the Cooperative has complied with the Truth-in-Lending Act and all other applicable disclosure laws, federal and state;

          (k) No fee has been charged with respect to any Note and no such Note includes any deferred payment price or other charge which violates any applicable usury law or consumer protection law;

          (l) Such Crop Time Note contains all of the terms and conditions of the obligation of the obligors evidenced thereby and the Cooperative has not entered into any other agreement with the obligor with respect to such Note and has not waived or agreed to waive any term or condition contained in the form or taken any other action which might result in any constructive or implied waiver or modification thereof;

          (m) All aspects of the sale out of which such Crop Time Note arose have been in strict compliance with all applicable consumer protection acts and regulations, including without limitation the Truth-in-Lending Act, the Equal Credit Opportunity Act and any applicable state law;

          (n) All applicants for credit have been given all notices required by applicable law;

          (o) The Cooperative has no knowledge of any insolvency proceeding involving any party obligated on such Crop Time Note; and

          (p) Such Crop Time Note is not subject to any claim, lien, security interest, charge or other encumbrance in favor of any one other than the Cooperative and Statesman, and the Cooperative has not offered such Note for sale to any purchaser other than Statesman.

     (2) The Cooperative further represents and warrants that it is and shall be solvent at the time of each sale of any Crop Time Note.

     SECTION 3E.06.  REMEDIES OF STATESMAN WITH RESPECT TO CROP TIME NOTES
                     -----------------------------------------------------
PURCHASED UNDER THE PROVISIONS OF THIS ARTICLE THREE.
----------------------------------------------------

     (1)  Breach of Warranty.  If any warranty made by the Cooperative under the
          ------------------
provisions of Section 3E.05 of this Agreement shall prove to have been false in any material respect as it relates to any Purchased Note, the Cooperative covenants and agrees promptly upon written demand by Statesman to purchase such Purchased Note for the Net Balance in immediately available funds. Statesman covenants and agrees that upon receipt of such payment it will cancel the endorsement and deliver such Purchased Note to the Cooperative at the address stated in Section 11.07 of this Agreement. Statesman represents and warrants to the Cooperative with respect to each such Crop Time Note that the Net Balance paid to it is the Net Balance of such Note and that except as disclosed in a writing accompanying such Note, Statesman has not released any party to such Note from its obligation thereunder, released any security interest directly securing such Note or consented to any reduction in the amount owing thereon or the extension of the due date for any payment or installment thereunder. Such transfer from Statesman to the Cooperative will be without recourse and except as provided in the immediately preceding sentence, without representation or warranty of any nature or type.

     (2) Determination of Breach.  For the purpose of determining whether or not
         -----------------------
any warranty made by the Cooperative under the provisions of Section 3E.05 was false and that the Cooperative is therefore obliged to repurchase any Purchased Note, the Cooperative shall be bound by a written statement of an officer of Statesman that in the reasonable judgment of Statesman it has determined that any obligor under any Purchased Note has refused to make any scheduled payment under such Note because of any fact which has been represented as otherwise by the Cooperative to Statesman under the provisions of Section 3E.05 hereof.

     SECTION 3E.07.  NOTE FORMS.  Statesman will provide and the Cooperative
                     ----------
will use forms of Crop Time Notes and credit applications previously approved by Statesman. In the event Statesman determines that any previously approved form should not be used, it will so advise the Cooperative and the Cooperative will discontinue any use of such form.

     SECTION 3E.08.  PAYMENTS.  The Cooperative will on the day of receipt of
                     --------
any payment on any Purchased Note forward such payment to Statesman at its Headquarters. In the event the Cooperative shall fail to endorse any check or other item when necessary to permit its collection, Statesman is authorized, as its attorney-in-fact to make such endorsement on behalf of the Cooperative.

     SECTION 3E.09. OBLIGOR COMPLAINTS AND RETURNED MERCHANDISE.
                    -------------------------------------------

     (1) The Cooperative shall, within three (3) Business Days of its receipt, provide Statesman with a copy of any written complaint from any obligor relating to any Purchased Note or any merchandise or service purchased thereunder;

     (2) If the obligor on any Purchased Note returns merchandise, for any reason, within 10 days from the date of the sale, the Cooperative will fully reimburse such obligor for any down payment and immediately repurchase the Purchased Note from Statesman for its Net Balance.

     SECTION 3E.10.  MODIFICATIONS, EXTENSIONS.  Statesman may, without
                     -------------------------
affecting the agreements of the Cooperative herein, change, modify, extend or renew the dates and amounts of any scheduled payment on any Purchased Note.

     SECTION 3E.11  REMEDIES.
                    --------

     Statesman may exercise such remedies with respect to the enforcement of the Purchased Notes as it may deem appropriate. The Cooperative will cooperate with Statesman in the enforcement of the Purchased Notes.

                                 ARTICLE IIIF
                                 ------------

                                  TERM LOANS
                                  ----------

     SECTION 3F.01.  GENERAL.  Statesman may from time to time extend Term Loans
                     -------
to Customers of the Cooperative and other Persons. Such loans shall be extended pursuant to separate agreements to be entered into between each such Person and Statesman.

     SECTION 3F.02.  TERMS AND CONDITIONS.  Nothing contained herein shall
                     --------------------
obligate Statesman to extend any Term Loan to any person. All decisions with respect to Term Loans shall be made by Statesman in its sole discretion, subject to such agreements as Statesman may enter into from time to time with its Term Loan borrowers.


                                  ARTICLE IV
                                  ----------

                         FINANCING WHOLESALE ACCOUNTS
                         ----------------------------

     SECTION 4.01.  PURCHASE OF WHOLESALE ACCOUNTS.  Statesman shall from time
                    ------------------------------
to time, upon the terms and subject to the conditions contained in this Agreement, purchase Wholesale Accounts from the Cooperative, provided that Statesman has determined in its sole and absolute discretion that such Wholesale Accounts are acceptable to it and as to which approval has not been withdrawn by Statesman as provided below. All such purchases shall be made without recourse to the Cooperative except as provided in Sections 4.09 and 4.11 and except so far as Statesman shall have the right to make charges to the Wholesale Reserve Account as provided in Section 4.05.

     SECTION 4.02.  REPAYMENT TERMS OFFERED ON CREDIT SALES.  The Cooperative
                    ---------------------------------------
agrees to provide Statesman with a comprehensive list of all credit repayment plans (the "Repayment Terms") which it plans to offer to Cooperative Wholesale Account customers. Statesman will review the Repayment Terms to be offered prior to their implementation by the Cooperative and will advise the Cooperative of its acceptance of the proposed Repayment Terms. Statesman will purchase only those invoices which are in conformity with the preestablished Repayment Terms which have been approved by Statesman. The Cooperative will not make any changes in the Repayment Terms offered to the Wholesale Account customers without first obtaining Statesman's written approval.

     The requested credit line, anticipated sales volume, financial information, credit application and any other information which Statesman in its sole discretion may request shall be obtained by the Cooperative, and each and every sale to Wholesale Accounts shall be made only in accordance with the Statesman approved Repayment Terms and the Statesman Approval, which may be withdrawn at any time before actual delivery of merchandise or rendition of services to the customer.

     SECTION 4.03.  PROCEDURES.
                    ----------

     (1) Prior to the generation of new receivables, the Cooperative will provide to Statesman information concerning customers to which the Cooperative plans to sell merchandise or render a service which will result in the creation of a Wholesale Account. Statesman will review the information and determine in its sole and absolute discretion the terms under which the Cooperative may sell to the customer such that Statesman will purchase the resulting Wholesale Account (the "Statesman Approval"). Any customer which has been approved by Statesman will hereinafter be referred to as an "Approved Wholesale Account." Statesman will notify the Cooperative in writing of its decision.

     (2) Not later than 10:00 a.m. (Richmond, Virginia, time) on each Business Day, the Cooperative will provide to Statesman information on Approved Wholesale Accounts being offered to Statesman for purchase. This information shall include all information which Statesman may reasonably request and shall be in a form satisfactory to Statesman.

     (3) Not later than 12 noon (Richmond, Virginia, time) on the same Business Day, Statesman will confirm to the Cooperative those Approved Wholesale Accounts it is purchasing and will prepare and deliver its check drawn on Crestar Bank, Richmond, Virginia, or other bank satisfactory to the Cooperative, or make an ACH transfer or wire transfer, for the face amount of the Wholesale Accounts which Statesman is purchasing less any amount to be placed in the Wholesale Reserve Account pursuant to Section 4.04 and less the Purchase Discount for Wholesale Accounts. Statesman may choose not to pay for any Wholesale Account evidenced by a promissory note or other instrument unless such note or other instrument has been endorsed and delivered to Statesman.

     (4) For purposes of this Article IV, the Purchase Discount for Wholesale Accounts shall be the product obtained by multiplying the outstanding balance of the Wholesale Accounts being purchased by (i) the average Historical Charge Off Percentage of the Cooperative for Wholesale Accounts for the three preceding fiscal years times (ii) the sum of 1 plus the Average Total Delinquency Percentage Variance for Wholesale Accounts, plus the anticipated net interest charges for the current month relating to the outstanding purchased Wholesale Accounts. Such amount shall be computed according to the following formula:

     Discount    =  Wholesale Accounts being purchased x [(aHCO%) x (1 + ADV)] +
                    AIC

     where

     aHCO%       =  average Historical Charge Off Percentage for Wholesale
                    Accounts for the three preceding fiscal years which for purposes of this calculation shall not be less than .35% or such other percentage as may be from time to time agreed to by the Cooperative and Statesman.

     ADV         =  Average Total Delinquency Percentage Variance for Wholesale
                    Accounts.

     AIC         =  the amount by which the anticipated interest charges for the current month for borrowings relating to outstanding
                    Wholesale Accounts purchased by Statesman exceed the finance charges anticipated to be collected during such month by Statesman on Wholesale Accounts.

     (5) Upon receipt of such payment, the Cooperative shall sell, assign, and convey to Statesman and without any further action on its part, shall be deemed to have sold, assigned and conveyed to Statesman each such Approved Wholesale Account, and all of the Cooperative's interest in the goods represented by such Wholesale Accounts and in all goods that may be returned by customers obligated on such Wholesale Accounts, all its rights as an unpaid vendor or lienor, all its rights of stoppage in transit, replevin and reclamation relating thereto, all its rights in and to all security therefor and guarantees thereof, and guarantees thereto, all of its rights against third parties with respect thereto, and all other proceeds thereof, cash or non-cash. Any goods so recovered or returned shall be segregated in a manner acceptable to Statesman and held for Statesman's account as owner. The Cooperative shall notify Statesman promptly of all such returned or recovered goods.

     (6) Statesman may at any time and from time to time revoke the Statesman Approval with respect to any customer of the Cooperative or reduce the amount of Wholesale Accounts owing from such customer which it will purchase from the Cooperative or change the Repayment Term approved for such customer. It will promptly notify the Cooperative of its decision to revoke the Statesman Approval for any Wholesale Account, or to reduce the amount of such Account or change terms and Statesman shall not be obligated to purchase any Wholesale Account arising out of the delivery of any merchandise to or the commencement of any service for such obligor which occurs after such notice is given to the Cooperative except as Statesman shall have otherwise agreed. The revocation or alteration of the Statesman Approval with respect to a customer shall not affect the right of the Cooperative to extend credit for merchandise or services to any customer, but all payments received from such customer shall be applied to earliest invoices first, and payments shall be applied to invoices included in Wholesale Accounts purchased by Statesman before they are applied to invoices arising after the revocation or alteration of the Statesman Approval with respect to such customer or the reduction of the amount of credit approved for such customer.

     SECTION 4.04.  WHOLESALE RESERVE ACCOUNT.  Statesman shall place in a
                    -------------------------
reserve account (the "Wholesale Reserve Account") an amount not to exceed one-eighth of one percent (0.125%) of the aggregate outstanding balance on each invoice it elects to purchase, provided, however that in no event shall any additional amount be deducted from the amount paid to the Cooperative under this
Article IV or placed in the Wholesale Reserve Account if the aggregate amount in the Wholesale Reserve Account is equal to or greater than one quarter of one percent (0.25%) of the aggregate unpaid balance of all Wholesale Accounts which Statesman has purchased from the Cooperative (including the invoices being purchased on such date). Funds in the Wholesale Reserve Account need not be segregated from other funds of Statesman. If at the end of any fiscal year of Statesman, the balance in the Wholesale Reserve Account after charges to the Reserve Account as provided in Section 4.05 is greater than one-eighth of one percent (0.125%) of the balance owing on Wholesale Accounts which Statesman has purchased from the Cooperative, no Event of Default shall have occurred and be continuing and no obligation of the Cooperative to Statesman is then due and payable, Statesman will upon request of the Cooperative remit such excess to the Cooperative.

     SECTION 4.05.  CHARGES TO WHOLESALE RESERVE ACCOUNT.  Statesman may in its
                    ------------------------------------
sole and absolute discretion charge losses on Purchased Wholesale Accounts related to Credit Risk as set forth in Section 4.06 against the Wholesale Reserve Account. Statesman agrees to add to the Wholesale Reserve Account the amount received as a recovery less associated collection costs on any purchased Wholesale Accounts which were previously charged to the Wholesale Reserve Account. Statesman shall notify the Cooperative promptly in writing of any such reduction in the Wholesale Reserve Account. As of the end of each month, Statesman will provide the Cooperative with a report of transactions in the Wholesale Reserve Account during such month showing the balance in such account as of the end of such month.

     SECTION 4.06.  CREDIT RISK.  On all Purchased Wholesale Accounts, Statesman
                    -----------
agrees to assume any loss which is due solely to the financial inability of the customer to pay at maturity (the "Credit Risk") unless the representation contained in paragraph (l)(i) of Section 4.10 was not true at the time Statesman purchased such Wholesale Account, provided the customer has received and accepted the goods and/or services which gave rise to such Purchased Wholesale Account without any Dispute. The term "Dispute" shall mean any dispute, deduction, claim, offset, defense or counterclaim of any kind, including, without limitation, any dispute relating to goods or services already paid for or relating to any obligation to the Cooperative other than the Wholesale Account on which payment is being withheld.

     SECTION 4.07.  FACILITY FEE FOR PURCHASED WHOLESALE ACCOUNTS.  The
                    ---------------------------------------------
Cooperative will pay to Statesman by the tenth Business Day of each month, or such later day as may be agreed to by Statesman, a Facility Fee in such amount as shall be agreed upon from time to time by the Cooperative and Statesman.

     SECTION 4.08.  PAYMENTS FROM THE COOPERATIVE.  If any remittances on
                    -----------------------------
Wholesale Accounts which have been purchased by Statesman are made directly to the Cooperative, the Cooperative shall immediately deliver them to Statesman in Richmond, Virginia, in precisely the form received, and until they are so delivered they shall be held in trust by the Cooperative for the benefit of Statesman.

     SECTION 4.09.  DISPUTES.  The Cooperative will promptly notify Statesman of
                    --------
and settle at the Cooperative's cost and expense, including attorneys' fees, all Disputes relating to Wholesale Accounts which Statesman has purchased. However, if any Dispute is not settled by the Cooperative within sixty days after the invoice date or within such shorter period as Statesman may determine, Statesman may settle, compromise or litigate such Dispute in Statesman's or the Cooperative's name upon such terms as Statesman in Statesman's sole discretion may deem advisable and for the Cooperative's account and risk. Statesman may also at its discretion and without notice to the Cooperative take possession of and sell any returned goods at such prices and upon such terms as Statesman deems advisable. The Cooperative shall promptly pay to Statesman any deficiency, and all costs and expenses, including attorneys' fees, resulting from any such Dispute, and if the Cooperative fails to pay such amount, Statesman may deduct it from any payment it is required to make to the Cooperative under the terms of this Agreement.

     SECTION 4.10.  WARRANTIES.
                    ----------

     (1) With respect to each Approved Wholesale Account which the Cooperative offers to sell under this Article IV, the Cooperative warrants to Statesman that:

         (a) It has good title to such Wholesale Account, there is no restriction on its sale and transfer and the sale and transfer thereof is otherwise rightful;

          (b) Such Wholesale Account is a binding obligation arising from the sale of merchandise or the provision of a service by the Cooperative in the ordinary course of business, as described in the invoice relating to such transaction, to a person or entity specified therein as the obligor, arises out of legally sufficient consideration, and constitutes the valid and legally binding obligation of such obligor enforceable in accordance with its terms;

          (c) No invoice has been materially altered;

          (d) The obligor on such Wholesale Account has no defense, set off or counterclaim against the Cooperative which is good against it;

          (e) The conduct of the Cooperative in making the sale or sales out of which such Wholesale Account arose was in all material respects in compliance with all applicable laws and was not induced by fraud, false or misleading representations or any other manner of unfair or deceptive trade practices or other unlawful conduct;

          (f) All credit information concerning the obligor on such Wholesale Account was obtained and recorded in strict compliance with all applicable state and federal laws, and the Cooperative has no reason to believe that any such information is false, misleading or incomplete in any respect;

          (g) All current credit information with respect to such obligor has been accurately reported to Statesman;

          (h) The terms and conditions of the agreement between the Cooperative and the obligor with respect to such Wholesale Account, including the Repayment Terms, are not materially different from those approved by Statesman for such obligor, and the Cooperative has not amended or waived or agreed to amend or waive any such term or condition or taken any other action which might result in any constructive or implied waiver or modification thereof;

          (i) The Cooperative has no knowledge of any insolvency proceeding involving the obligor on such Wholesale Account; and

          (j) Such Wholesale Account is not subject to any claim, lien, security interest, charge or other encumbrance in favor of any one other than the Cooperative and Statesman, and the Cooperative has not offered such Wholesale Account for sale to any purchaser other than Statesman.

     (2) The Cooperative further represents and warrants that it is and shall be solvent at the time of each sale of Wholesale Accounts.

     SECTION 4.11.  REMEDIES OF STATESMAN WITH RESPECT TO WHOLESALE ACCOUNTS
                    --------------------------------------------------------
PURCHASED UNDER THE PROVISIONS OF THIS ARTICLE FOUR.
---------------------------------------------------

     (1) Breach of Warranty.  If any warranty made by the Cooperative under the
         ------------------
provisions of Section 4.10 of this Agreement shall prove to have been false in any material respect as it relates to any Wholesale Account purchased by Statesman, the Cooperative covenants and agrees promptly upon written demand by Statesman to purchase such Wholesale Account for the net balance owing thereon, including accrued interest, in immediately available funds. Statesman covenants and agrees that upon receipt of such payment it will promptly transfer and assign such Wholesale Account and all proceeds thereof to the Cooperative. Statesman represents and warrants to the Cooperative with respect to each such Wholesale Account it sells back to the Cooperative that the net balance paid to it is the net balance owing on such Wholesale Account and that except as disclosed in a writing at the time of such sale, Statesman has not released the obligor thereon of its obligation thereunder, or consented to any reduction in the amount owing thereon or the extension of the due date for any payment or installment thereunder. Such transfer from Statesman to the Cooperative will be without recourse and except as provided in the immediately preceding sentence, without representation or warranty of any nature or type.

     (2) Determination of Breach.  For the purpose of determining whether or not
         -----------------------
any warranty made by the Cooperative under the provisions of Section 4.10 was false and that the Cooperative is therefore obliged to repurchase any Wholesale Account, the Cooperative shall be bound by a written statement of an officer of Statesman that in the reasonable judgment of Statesman it has determined that any obligor under any Wholesale Account has refused to make any scheduled payment under such contract because of any fact which has been represented as otherwise by the Cooperative to Statesman under the provisions of Section 4.10 hereof.

     SECTION 4.12.  WHOLESALE ACCOUNTS WHICH ARE NOT APPROVED.  Statesman may
                    -----------------------------------------
from time to time purchase Wholesale Accounts other than Approved Wholesale Accounts at such price as may from time to time be agreed to by the parties hereto. Except for the price and the absence of any obligation of Statesman to purchase such Wholesale Accounts, and to the extent the parties may otherwise agree at the time of such sale, all aspects of such sales shall be similar to the sales of Approved Wholesale Accounts.

     SECTION 4.13.  NOTICE TO OBLIGORS; STATEMENTS.  Statesman may notify the
                    ------------------------------
obligor on each Wholesale Account that Statesman purchases from the Cooperative that such account has been purchased by Statesman and that all payments with respect to such Wholesale Accounts and inquiries with respect thereto should be addressed to Statesman at its address. Such notice may at the option of Statesman be given in the name of the Cooperative or of Statesman. Thereafter, Statesman will maintain the records with respect to each such account and send appropriate statements to each obligor thereon.

                                   ARTICLE V
                                   ---------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     To induce Statesman to purchase Receivables, Installment Sales Contracts, Wholesale Accounts and Crop Time Notes from it and to make Loans to Customers of the Cooperative, the Cooperative represents and warrants to Statesman as follows:

     SECTION 5.01.  SUBSIDIARIES.  The Cooperative has the following
                    ------------
Subsidiaries and none others:

          Name of Subsidiary                   Percentage Owned by Cooperative
          ------------------                   -------------------------------
     AgriLand Exchange, Inc.                                 100%
     Mountain State Greenhouses, Inc.                        100%
     SSC Insurance Agency, Inc.                              100%
     Southern States Holdings, Inc.                          100%
     Southern States Underwriters, Inc.                      100%
     Virginia Seed Service, Inc.                             100%
     Wetsel, Inc.                                            100%

     SECTION 5.02.  GOOD STANDING.  Each of the Cooperative and its Subsidiaries
                    -------------
is a corporation organized and existing in good standing under the laws of its respective jurisdiction of incorporation and each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

     SECTION 5.03.  CORPORATE AUTHORITY.  The Cooperative has full power and
                    -------------------
authority to enter into this Agreement, to sell Receivables, Approved Contracts, Eligible Contracts, Wholesale Accounts and Crop Time Notes, to execute and deliver Receivables Certificates and instruments conveying such Receivables, contracts and notes, to endorse contracts and notes and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority is required as a condition to the validity of this Agreement or the sale of any Receivable, Installment Sales Contract, Wholesale Account or Crop Time Note.

     SECTION 5.04.  BINDING AGREEMENTS.  This Agreement constitutes, and each
                    ------------------
endorsement by the Cooperative of a Purchased Contract, when made and such Purchased Contract is delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of the Cooperative enforceable against the Cooperative in accordance with its terms.

     SECTION 5.05.  LITIGATION.  There are no proceedings pending or, so far as
                    ----------
the officers of the Cooperative know, threatened before any court or administrative agency that, in the opinion of the officers of the Cooperative, will materially adversely affect the financial condition or operations of the Cooperative or any of its Subsidiaries.

     SECTION 5.06.  NO CONFLICTING AGREEMENTS.  There is no charter, bylaw or
                    -------------------------
preference stock provision of the Cooperative or any of its Subsidiaries and no provision of any existing mortgage, indenture, contract or agreement binding on the Cooperative or any of its Subsidiaries or affecting their respective properties that would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement or the sale or transfer of any Receivable, Installment Sales Contract, Wholesale Account or Crop Time Note.

     SECTION 5.07.  BALANCE SHEET.  The consolidated balance sheet of the
                    -------------
Cooperative and its Subsidiaries as of June 30, 1998, and the related consolidated statements of operations, patrons' equity and of cash flows for the period then ended certified by PricewaterhouseCoopers L.L.P., and the unaudited consolidated balance sheet of the Cooperative and its Subsidiaries as of September 30, 1998, and the related statement of operations for the period then ended, heretofore delivered to Statesman, are complete and correct and fairly present the financial condition of the Cooperative and its Subsidiaries and the results of their operations and transactions in their surplus accounts as of the dates and for the periods referred to therein and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period involved. There are no liabilities, direct or indirect, fixed or contingent of the Cooperative or any of its Subsidiaries as of the dates of such balance sheets that are not reflected therein or in the notes thereto. There has been no material adverse change in the financial condition or operations of the Cooperative since the dates of those balance sheets, and there has been no other material adverse change in the Cooperative.

     SECTION 5.08.  LICENSES.  The Cooperative has all licenses necessary or
                    --------
desirable for it to conduct its businesses as presently being conducted and such businesses are in compliance with all applicable laws in all material respects.

     SECTION 5.09.  EMPLOYEE BENEFIT PENSION PLANS.  No fact, including but not
                    ------------------------------
limited to, any Reportable Event as defined in Section 4043 of ERISA, exists in connection with any employee benefit pension plan of the Cooperative covered by said Act, which might constitute grounds for the termination of any such plan by the PBGC or for the appointment of any trustee to administer any such plan by the appropriate United States District Court.

     SECTION 5.10.  RECEIVABLES FREE OF LIENS.  Except as the Cooperative has
                    -------------------------
expressly disclosed to Statesmen in writing, no Receivable is subject to any mortgage, pledge, security interest or other lien or encumbrance of any kind.

                                  ARTICLE VI
                                  ----------

                                  CONDITIONS
                                  ----------

     The Cooperative will not offer to sell any Receivables, Installment Sales Contracts, Wholesale Accounts or Crop Time Notes to Statesman unless:

     SECTION 6.01.  LEGAL MATTERS.  It shall have satisfied any legal concerns
                    -------------
reported to the Cooperative by Statesman or its counsel with respect to the purchase of any Receivable, Installment Sales Contract, Wholesale Account or Crop Time Note.

     SECTION 6.02.  EVIDENCE OF CORPORATE ACTION.  Statesman shall have received
                    ----------------------------
certified copies of papers evidencing all corporate action taken by the Cooperative to authorize this Agreement and the sale of Receivables, Installment Sales Contracts, Wholesale Accounts and Crop Time Notes, and such other papers as Statesman may reasonably require.

     SECTION 6.03.  REPRESENTATIONS AND WARRANTIES.  Each of the representations
                    ------------------------------
and warranties set forth in Article V hereof shall be true and correct as of the date of such offer, except to the extent they relate solely to an earlier date.

     SECTION 6.04.  ABSENCE OF DEFAULTS.  No Default or Event of Default shall
                    -------------------
have occurred and be continuing.

     SECTION 6.05.  CERTIFICATE OF INCUMBENCY.  The Cooperative shall have
                    -------------------------
delivered to Statesman in a form satisfactory to Statesman a list setting forth the names and signatures of each officer or employee of the Cooperative who is authorized to sign Receivables Certificates, to transfer Receivables and to transfer and endorse Installment Sales Contracts and Crop Time Notes, together with the signature of such person.

     SECTION 6.06.  FINANCING STATEMENTS.  Statesman shall have received
                    --------------------
receipted copies of financing statements in appropriate form and showing they have been filed in the appropriate offices to satisfy the filing requirements of the applicable Uniform Commercial Code relating to the sale of accounts.

     SECTION 6.07.  OPINION OF COUNSEL FOR THE COOPERATIVE.  Statesman shall
                    --------------------------------------
have received a favorable written opinion of counsel for the Cooperative dated as of the date of the first purchase of Receivables, Installment Sales Contracts or Wholesale Accounts hereunder, and, if so requested by Statesman, annually thereafter, as to all matters referred to in Article V, except Sections 5.07,
5.08 and 5.09, that financing statements in the appropriate form have been filed in the appropriate offices in which to file financing statements for any Receivables sold by the Cooperative and stating that as of the date of such opinion the indices to financing statements in such offices do not disclose any financing statements of record showing the Cooperative or any of its Subsidiaries as debtor and including a description of any accounts, contract rights, general intangibles or other rights to the payment of money of such debtor.

     SECTION 6.08.  CREDIT STANDARDS.  The Cooperative shall have delivered to
                    ----------------
Statesman a written statement of its then current standards for extending credit to its customers and its collection policy for Receivables, Installment Sales Contracts, Wholesale Accounts and Crop Time Notes, together with any applicable additions thereto, deletions therefrom or modifications thereof.

                                  ARTICLE VII
                                  -----------

                             AFFIRMATIVE COVENANTS
                             ---------------------

     The Cooperative covenants and agrees with Statesman that so long as the Cooperative may offer to sell Receivables, Installment Sales Contracts, Wholesale Accounts or Crop Time Notes to Statesman hereunder and until payment in full of all Purchased Receivables, Purchased Contracts, Purchased Wholesale Accounts and Purchased Notes and performance of all other obligations of the Cooperative hereunder, the Cooperative will:

     SECTION 7.01.  FINANCIAL STATEMENTS.  Furnish to Statesman (i) as soon as
                    --------------------
available, but in no event more than forty-five (45) days after the end of each quarterly period in each of its fiscal years, a consolidated balance sheet of the Cooperative and its Subsidiaries as of the close of such quarter and a consolidated statement of operations to the close of such quarter, certified by the chief financial officer of the Cooperative and accompanied by a certificate of that officer stating whether any event has occurred that constitutes an Event of Default hereunder or that would constitute such an Event of Default with the giving of notice or the lapse of time, or both, and, if so, stating the facts with respect thereto; (ii) as soon as available, but in no event more than ninety (90) days after the close of each of the Cooperative's fiscal years, a copy of the annual audit report of the Cooperative in reasonable detail, substantially similar to the financial statements referred to in Section 5.07 above, prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding year and certified by PricewaterhouseCoopers L.L.P. or other independent certified public accountants of recognized national standing, which report shall include a consolidated balance sheet of the Cooperative and its Subsidiaries as of the end of such fiscal year, consolidated statements of operations, patrons' equity and of cash flows for such fiscal year, accompanied by a certificate of said accountants stating whether any event existed as of the end of such fiscal year that constituted a Default or an Event of Default hereunder; (iii) promptly upon their becoming available, copies of all financial statements, reports, notices, and proxy statements sent by the Cooperative to patrons or stockholders and of all regular, periodic and special reports or any registration statement filed by the Cooperative or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of the Securities and Exchange Commission; and
(iv) such additional information, reports, or statements, including interim financial statements, as Statesman may from time to time reasonably request. The Cooperative will also upon request permit Statesman and its agents to inspect its books and records.

     SECTION 7.02.  TAXES.  Pay and discharge all taxes, assessments, and
                    -----
governmental charges upon it, its income, and its properties prior to the date on which penalties are attached thereto, unless and to the extent only that such taxes, assessments, and governmental charges shall be contested by it in good faith and by appropriate proceedings, and the Cooperative shall have set aside on its books adequate reserves with respect to any such tax, assessment or charge so contested.

     SECTION 7.03.  BUSINESS PLAN.  Furnish to Statesman as soon as available,
                    -------------
but in any event within 120 days after the Cooperative's new fiscal year, a copy of the Cooperative's new fiscal year business plan which will contain, but not be limited to, projected balance sheets, profit and loss statements, changes in cash flow each prepared in accordance with generally accepted accounting principles consistently applied, estimated usage of indebtedness, and assumptions utilized in preparing the business plan.

     SECTION 7.04.  PAYMENT OF OBLIGATIONS.  Pay and discharge at or before
                    ----------------------
their maturity all its indebtedness and other obligations and liabilities, except when the same may be contested in good faith and by appropriate proceedings, and the Cooperative shall have set aside on its books adequate reserves with respect to any such obligation or liability.

     SECTION 7.05.  INSURANCE.  Maintain adequate insurance with responsible
                    ---------
companies satisfactory to Statesman in such amounts and against such risks as is customarily carried by owners of similar businesses and property.

     SECTION 7.06.  CORPORATE EXISTENCE, LICENSES, PERMITS, ETC.  Maintain its
                    --------------------------------------------
corporate existence in good standing and maintain all permits and licenses necessary or desirable for the conduct of its business.

     SECTION 7.07.  PROPERTIES.  Maintain, preserve, and protect all franchises
                    ----------
and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good repair, working order, and condition, and from time to time make or cause to be made all necessary and proper repairs, renewals, replacements, betterments, and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and permit Statesman and its agents to enter upon and inspect such properties.

     SECTION 7.08.  EMPLOYEE BENEFIT PENSION PLANS.  Promptly during each year,
                    ------------------------------
pay contributions that in the judgment of the chief executive and chief financial officers of the Cooperative after reasonable inquiry are believed adequate to meet at least the minimum funding standards set forth in Sections 302 through 305 of ERISA, with respect to each employee benefit plan of the Cooperative, if any, covered by that Act; file each annual report required to be filed pursuant to Section 103 of ERISA in connection with each such plan for each year; and notify Statesman within ten (10) days of the occurrence of a Reportable Event (as defined in Section 4043 of ERISA) that might constitute grounds for termination of any such plan by PBGC or for the appointment by the appropriate United States District Court of a trustee to administer any such plan, provided that nothing contained herein shall prohibit the Cooperative from terminating any such plan if it has theretofore complied with the provisions of this Section.

     SECTION 7.09.  COMPLIANCE WITH LAWS.  The Cooperative shall not knowingly
                    --------------------
be in violation of any laws, ordinances, governmental rules and regulations (collectively "Laws") to which it is subject and will not knowingly fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain might materially adversely affect the business, profit, operations, or condition (financial or otherwise) of the Cooperative, provided, however, that the Cooperative shall be deemed to have complied with this provision so long as it is contesting in good faith and by the appropriate proceedings the violation of any such law and has set aside on its books adequate reserves in respect thereof, if so required, in accordance with generally accepted accounting principles. Without limiting the foregoing, the Cooperative agrees to comply, and to cause all persons occupying, leasing or renting any properties of the Cooperative to comply with all laws relating to environmental protection.

     SECTION 7.10.  RECORD RETENTION.  Retain records of compliance with all
                    ----------------
applicable consumer protection laws and the log of any complaints for the longer of twenty-five (25) months or any time period required by applicable law.

     SECTION 7.11.  BOOKS AND RECORDS.  Maintain complete and accurate books and
                    -----------------
records with respect to all transactions with all account obligors of Purchased Receivables and Purchased Wholesale Accounts and all parties obligated on Purchased Contracts and Purchased Notes, including without limitation records of all sales, deliveries, charges, payments, discounts, allowances and other credits, make such records available for inspection by Statesman and its agents at all reasonable times and upon request of Statesman deliver the same to Statesman at its Headquarters.

     SECTION 7.12.  COOPERATION.  The Cooperative will cooperate with Statesman
                    -----------
in all reasonable respects in collecting any Receivables, Installment Sales Contracts or Wholesale Accounts or Crop Time Notes which Statesman has acquired from the Cooperative, but nothing contained herein shall obligate the Cooperative to incur any out of pocket expenses.

                                 ARTICLE VIII
                                 ------------

                              NEGATIVE COVENANTS
                              ------------------

     The Cooperative covenants and agrees with Statesman that so long as the Cooperative may offer to sell Receivables, Installment Sales Contracts, Wholesale Accounts or Crop Time Notes to Statesman hereunder and until payment in full of all Purchased Receivables, Purchased Contracts, Purchased Wholesale Accounts and Purchased Notes and performance of all other obligations of the Cooperative hereunder, without the written consent of Statesman, the Cooperative will not:

     SECTION 8.01.  MORTGAGES AND PLEDGES.  Create, incur, assume, or suffer to
                    ---------------------
exist any mortgage, pledge, lien, or other encumbrance of any kind upon, or any security interest in, any of its property or assets, whether now owned or hereafter acquired, except (i) liens for taxes not yet delinquent or being contested in good faith and by appropriate proceedings; (ii) liens in connection with workers' compensation, unemployment insurance, or other social security obligations; (iii) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety or appeal bonds, and other obligations of like nature arising in the ordinary course of business; (iv) mechanic's, workman's, materialman's, landlord's, carrier's, or other like liens arising in the ordinary course of business with respect to obligations that are not due or that are being contested in good faith; (v) those mortgages, pledges, liens, and encumbrances reflected in the financial statements referred to in Section 5.07 above; (vi) mortgages, pledges, liens, and encumbrances in favor of Statesman; (vii) zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in the title thereto, which do not, in the opinion of the Cooperative, materially impair the use of such property in the operation of the business of the Cooperative or the value of such property for the purposes of such business; and (viii) any mortgage, encumbrance or other lien upon, or security interest in, any property hereafter acquired by the Cooperative created contemporaneously with such acquisition to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption of any mortgage, encumbrance or lien upon, or security interest in, any such property hereafter acquired existing at the time of such acquisition, or the acquisition of any such property subject to any mortgage, encumbrance or other lien or security interest without the assumption thereof, provided that each such mortgage, encumbrance, lien or security interest shall attach only to the property so acquired and fixed improvements thereon. Nothing contained in this
Section 8.01 shall prohibit the Cooperative from entering into any lease required to be capitalized by generally accepted accounting principles in accordance with the Financial

Accounting Standards Board Statement No. 13 (Accounting for Leases) in effect on the date of this Agreement, provided such lease is not otherwise prohibited by the terms of this Agreement.

     SECTION 8.02.  MERGER, ACQUISITION OR SALE OF ASSETS.  (1) Enter into any
                    -------------------------------------
merger or consolidation with, or acquire all or substantially all of the assets of, any person, firm, joint venture, or corporation, unless the Cooperative is the surviving corporation and upon the consummation of its merger the net worth of the surviving corporation is not less than the net worth of the Cooperative prior to the merger and there shall exist no Event of Default, provided, however, that in the case of any merger of a Local Cooperative, as defined in
Article I - Section 1.01, the Cooperative's Chief Financial Officer shall certify to Statesman Financial Corporation that the Cooperative has Net Worth in an amount not less than 95% of the Net Worth of the Cooperative immediately prior to such merger and no event shall have occurred or condition exist which with the giving of notice or lapse of time, or both, would constitute such an Event of Default, or (2) sell, lease, or otherwise dispose of all or substantially all of its assets except in the ordinary course of its business.

     SECTION 8.03.  CHANGES IN NAME; LOCATION.  Without giving Statesman at
                    -------------------------
least sixty (60) days prior written notice, change its name, its principal place of business or the place in which it may keep its records relating to Receivables, Installment Sales Contracts and Wholesale Accounts.

     SECTION 8.04.  AMENDMENT OF PAYMENT TERMS.  Amend or modify any Purchased
                    --------------------------
Receivable, Purchased Contract or Purchased Wholesale Account or consent to the extension of the time of any payment or release of any collateral securing the obligation of the obligor or otherwise waive any term or condition of such Purchased Receivable, Purchased Contract or Purchased Wholesale Account except to the extent the Cooperative may deem appropriate to facilitate the ultimate collection of such obligation.

     SECTION 8.05.  CREDIT STANDARDS; COLLECTION POLICY.  Amend in any material
                    -----------------------------------
respect its standards for extending credit to its customers or its collection policy for Receivables, Installment Sales Contracts, Wholesale Accounts and Crop Time Notes; or make any other amendment or modification to such standards or policy without having given Statesman not less than ten (10) days prior written notice thereof.

                                  ARTICLE IX
                                  ----------

                           CONTRIBUTED CAPITAL PLAN
                           ------------------------

     SECTION 9.01.  DEFINITIONS.  As used in this Article the following terms
                    -----------
shall have the following definitions:

     "Contributed Capital Rate" means the ratio of debt to tangible net worth
      ------------------------
which institutional lenders extending credit to Statesman require it to maintain from time to time, whether such ratio is stated as an affirmative or negative covenant, and in the event Statesman is required to maintain different ratios on different dates, "Contributed Capital Rate" means the ratio which is in effect
                  ------------------------
on the applicable TAPOS Determination Date.

     "Determination Period" or "Determination Periods" means the calendar month,
      --------------------      ---------------------
the six calendar month period and the twelve calendar month period immediately preceding the TAPOS Determination Date.

     "Minimum Class A Investment" means the number of shares of Statesman Class
      --------------------------
A Preferred Stock determined by Statesman as follows:


     MI        =    (HT/(PV x R)) - RE

     where

     MI        =    Minimum Class A Investment (stated at the par value).

     HT        =    the highest TAPOS computed for the Cooperative during any of the three Determination Periods.

     PV        =    the par value of one share of the Statesman Class A
                    Preferred Stock.

     R         =    the Contributed Capital Rate, expressed as a decimal.

     RE        =    As of the TAPOS Determination Date (x) the product of (i)
                    the percentage of the total outstanding common stock of Statesman held by the Cooperative and (ii) the sum of Statesman's Retained Earnings and Paid In Capital divided by
                    (y) the par value of Class A Preferred Stock.

     If the Minimum Class A Investment computed using this formula is a fraction, it will be rounded upward to the next whole number of shares.

     "TAPOS" means calculated total program outstanding as determined by
      -----
Statesman for each of the three Determination Periods according to the following formula:

     TAPOS     =    RPP + NR + ISF + PN + WA + LN + CCR + L + NBC - SAP

     where

     RPP       =    average Purchased Receivables previously purchased and
                    outstanding during such Determination Period.

     NR        =    Eligible Receivables tendered for purchase subsequent to the end of the previous Determination Period.

     ISF       =    average net Purchased Contracts outstanding during such
                    Determination Period.

     PN        =    average net Purchased Notes outstanding during such
                    Determination Period.

     WA        =    average net Purchased Wholesale Accounts outstanding during such Determination Period.

     LN        =    average Loans outstanding during such Determination Period.

     CCR       =    average amount outstanding on accounts of customers of the
                    Cooperative, Local Cooperatives and Dealerships under the
                    Southern States Credit Card Program during such
                    Determination Period.

     L         =    average Leases outstanding to the Cooperative, Local
                    Cooperatives, Dealerships and customers of any of them during such Determination Period.

     NBC       =    average investment (stated at par value) which Statesman was required to maintain in CoBank ACB (formerly the National
                    Bank for Cooperatives) during such Determination Period in support of Cooperative related borrowings.

     SAP       =    average outstanding Class A Preferred Stock of Statesman
                    held by the Cooperative during such Determination Period
                    (stated at the par value).

     In the computation for a Determination Period of one month, the amounts of RPP, ISF, PN, WA, LN, CCR, L, NBC, TD and SAP as of the last Business Day of such calendar month shall be used as the average for such month. In computations for other Determination Periods, the average for each such amount shall be computed using the outstanding amounts as of the last Business Day of each month in such Determination Period.

     "TAPOS Determination Date" means the date during each calendar month on
      ------------------------
which the month-end calculation is made to determine the amount due.

     SECTION 9.02.  PURCHASE OF STOCK.  Upon the delivery to Statesman of the
                    -----------------
first Receivables Certificate hereunder the Cooperative will purchase Statesman Class A Preferred Stock with such par value as will cause it to have a Minimum Class A Investment in Statesman Class A Preferred Stock and on each TAPOS Determination Date thereafter it will acquire such additional Statesman Class A Preferred Stock if any as may be necessary for it to maintain a Minimum Class A Investment.

     SECTION 9.03.  REDEMPTION OF CLASS A PREFERRED STOCK.  Statesman covenants
                    -------------------------------------
and agrees that if on any TAPOS Determination Date the amount of Statesman Class A Preferred Stock held by the Cooperative exceeds the Minimum Class A Investment computed as of such date, it will, subject to the provisions of Section 9.04, upon written demand by the Cooperative redeem for cash at its par value those shares held by the Cooperative which are in excess of the Minimum Class A Investment determined as of such date. The Cooperative covenants and agrees that notwithstanding the provisions contained in paragraph (v) of subsection 5(b) of
Article II of the Articles of Incorporation of Statesman the Cooperative shall not have any right to redeem shares held by it except as provided herein.

     SECTION 9.04.  CUMULATIVE OBLIGATIONS.  The obligation of the Cooperative
                    ----------------------
hereunder to purchase Statesman Class A Preferred Stock shall be in addition to any other undertaking the Cooperative may have entered into or may hereafter enter into to purchase such stock as a result of Asset Based Financing or Installment Sales Financing provided by Statesman to any Local Cooperative, Independent Cooperative or Dealership of the Cooperative or any lease financing by Statesman for the Cooperative, and the obligations of the Cooperative to purchase Statesman Class A Preferred Stock under, or as a condition to, each such financing arrangement shall be cumulative.

                                   ARTICLE X
                                   ---------

                               EVENTS OF DEFAULT
                               -----------------

     SECTION 10.01. Each of the following shall constitute an "Event of Default" hereunder:

          (a) Default shall be made in the payment of any amount payable hereunder, when and as the same becomes due and payable, whether at the stated maturity thereof or by acceleration or otherwise; or

          (b) Default shall be made in the due observance or performance of any other term, covenant, or agreement contained in this Agreement; or

          (c) Any representation or warranty made by the Cooperative herein, or in any Receivables Certificate or any statement or representation made in any other certificate, report, or opinion delivered pursuant hereto shall prove to have been incorrect in any material respect when made; or

          (d) The Cooperative or any Subsidiary of the Cooperative shall become insolvent or unable to meet its obligations as they mature, make an assignment for the benefit of creditors, consent to the appointment of a trustee or a receiver, or admit in writing its inability to pay its debts as they mature; or

          (e) A trustee or receiver shall be appointed for the Cooperative or any Subsidiary of the Cooperative or for a substantial part of its properties without the consent of the Cooperative or such Subsidiary and not be discharged within thirty (30) days; or

          (f) Bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings shall be instituted by or against the Cooperative or any Subsidiary of the Cooperative, and, if instituted against it, be consented to by the Cooperative or such Subsidiary or remain undismissed for a period of thirty
(30) days; or

          (g) Any default shall be made with respect to any obligation for the payment of borrowed money of the Cooperative or any Subsidiary of the Cooperative when due or the performance of any other obligation incurred in connection with any indebtedness for borrowed money of the Cooperative or any Subsidiary of the Cooperative, if the effect of such default is to accelerate the maturity of such indebtedness; or

          (h) Any final judgment for the payment of money in excess of ONE HUNDRED THOUSAND DOLLARS ($100,000.00) which in the opinion of Statesman is not adequately insured or indemnified against shall be rendered against the Cooperative or any

Subsidiary of the Cooperative and the same shall remain undischarged for a period of thirty (30) days during which time execution shall not be effectively stayed; or

          (i) Any substantial part of the properties of the Cooperative or any Subsidiary of the Cooperative shall be sequestered or attached and shall not have been returned to the possession of the Cooperative or such Subsidiary or released from such attachment within thirty (30) days; or

          (j) The occurrence of a Reportable Event as defined in Section 4043 of ERISA which might constitute grounds for termination of any employee benefit plan of the Cooperative or any Subsidiary of the Cooperative covered by ERISA by PBGC or grounds for the appointment by the appropriate United States District Court of a trustee to administer any such plan; or

          (k) Complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan by any other party which is or may be required under the provisions of ERISA to make a contribution to such Plan, except as a result of the merger of such party with the Cooperative.

     Upon the occurrence and continuation of any Event of Default, Statesman may, by notice to the Cooperative take any or all of the following actions: (i) terminate any obligation it may have to review any Receivables, Installment Sales Contract, Wholesale Account or Crop Time Note tendered to it, (ii) terminate any obligation it may otherwise have to purchase any Eligible Receivable, any Approved Contract, any Eligible Contract, any Wholesale Account, any Approved Note or any Eligible Note, (iii) terminate any obligation it may have to repay to the Cooperative any part of the Reserve Account so long as any Purchased Receivable shall remain unpaid, and (iv) terminate any obligation it may have to repay to the Cooperative any part of the Wholesale Reserve Account so long as any Purchased Wholesale Account shall remain unpaid.

                                  ARTICLE XI
                                  ----------

                                 MISCELLANEOUS
                                 -------------

     SECTION 11.01.  INDEMNIFICATION.
                     ---------------

          (a) The Cooperative shall indemnify Statesman, its officers, directors, agents and employees and hold them and each of them harmless from and against all loss, cost, damage, and expense, including reasonable attorney fees, at any time incurred:

               (1) because of any liability of the Cooperative, Manufacturer, or any other Person (other than Statesman) related to any merchandise which is the subject of any sale or to any service performed or goods furnished by the Cooperative, Manufacturer, or any other Person or entity in connection with any sale out of which any Purchased Receivable, Purchased Contract, Purchased Wholesale Account or Purchased Note arose, including, but not limited to, services performed under any warranty or other agreement obligating the Cooperative, Manufacturer, or other Person or entity to perform such services or furnish goods; or

               (2) because of any liability of the Cooperative for any action at any time taken or not taken by the Cooperative.

          (b) The Cooperative covenants and agrees to indemnify Statesman, its officers, directors, agent and employees and hold them and each of them harmless from and against all loss, cost, damage, and expense, including reasonable attorneys' fees, at any time incurred by them or any of them because of any violation of state or Federal law or regulation by the Cooperative or other illegal or actionable conduct resulting from acts or omissions by the Cooperative or its agents in connection with the sale of merchandise, providing of services or extension of credit.

     SECTION 11.02.  NOTICES.
                     -------

          (a)  By Statesman.  In consideration of the Agreement of the
               ------------
Cooperative to make a capital investment in Statesman based upon the amount of asset based loans made by Statesman to customers of the Cooperative, Statesman covenants and agrees to use its best efforts to notify the Cooperative promptly in the event it terminates its agreement to extend asset based financing to any Dealership of the Cooperative (as defined in the Agreement), if it gives any notice to any such Dealership of any event of default under the terms of any financing agreement between such Dealership and Statesman, if any such Dealership defaults in the payment of any obligation for principal or interest owing to Statesman and such default continues for a period of ten (10) days or more, or if any officer of Statesman has knowledge that any condition exists or event has occurred with respect to such Dealership which constitutes grounds for the termination by Statesman of its financing arrangements with such Dealership or which would constitute such grounds with the giving of notice or lapse of time or both.

          (b)  By Cooperative. In consideration of the agreement by Statesman to
               --------------
provide the Cooperative with such notices, the Cooperative covenants and agrees it will promptly notify Statesman upon the occurrence of any of the following events: the Cooperative puts any such Dealership on C.O.D. or otherwise limits sales to such Dealership, or terminates any existing agreement between the Cooperative and any such Dealership; any such Dealership makes any material misrepresentation to the Cooperative; there is a material change in the management or ownership of such Dealership; any material adverse change occurs in the financial condition or operations of such Dealership; or if to the knowledge of any executive officer of the Cooperative an event of default has occurred under any agreement between any such Dealership and the Cooperative or any condition exists or event has occurred which with the giving of notice or lapse of time or both would constitute such an Event of Default.

     SECTION 11.03.  FAILURE TO RECORD SECURITY INSTRUMENT.  No failure
                     -------------------------------------
(intentional or inadvertent) by Statesman to file any financing statement relating to a security instrument (whether conditional sales contract, chattel mortgage, or security agreement) contained in or arising out of any Eligible Contract or any Receivable shall impair or void the obligations of the Cooperative hereunder.

     SECTION 11.04.  TERMINATION.  This Agreement may be terminated by either
                     -----------
party hereto by giving the other party ninety days (90) prior written notice of such termination prior to any anniversary date of this Agreement. No such termination shall affect any rights of the parties accruing up to the date of final payment of all Purchased Contracts, Purchased Receivables, Purchased Wholesale Accounts, Purchased Notes and Southern States Credit Card Program outstandings previously purchased or relieve the Cooperative from ownership requirements for Statesman Class A Preferred Stock as required in Section 9.02.

     SECTION 11.05.  SUCCESSORS.  The covenants, representations, and agreements
                     ----------
herein set forth shall be binding upon the parties hereto and their successors and assigns.

     SECTION 11.06.  AMENDMENTS, ETC.  No amendment, modification, termination,
                     ----------------
or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by Statesman, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 11.07.  NOTICES, ETC.  All notices and other communications
                     -------------
provided for under this Agreement shall be in writing and mailed, faxed, telegraphed or delivered, if to the Cooperative at its address at:

          SOUTHERN STATES COOPERATIVE, INCORPORATED
          6606 WEST BROAD STREET (ZIP 23230)
          POST OFFICE BOX 26234
          RICHMOND, VIRGINIA 23260
          ATTENTION:  MR. J. A. HAWKINS

and if to Statesman, at its address at

          STATESMAN FINANCIAL CORPORATION
          6606 WEST BROAD STREET (ZIP 23230)
          POST OFFICE BOX 25567
          RICHMOND, VIRGINIA 23260
          ATTENTION:  MR. JOHN C. FROMAN

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.07. All such notices and communications shall, when mailed, be effective when deposited addressed as aforesaid.

     SECTION 11.08.  SEVERABILITY OF PROVISIONS.  Any provision of this
                     --------------------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 11.09.  HEADINGS.  Article and Section headings in this Agreement
                     --------
are included in such Agreement for the convenience of reference only and shall not constitute a part of the Agreement for any other purpose.

     SECTION 11.10.  GOVERNING LAW.  This Agreement shall be construed in
                     -------------
accordance with and governed by the laws of the Commonwealth of Virginia.

     SECTION 11.11.  SURVIVAL.  All warranties, representations and covenants
                     --------
made by the Cooperative herein, or in any agreement referred to herein or on any certificate, document or other instrument delivered by it or on its behalf under this Agreement, shall be considered to have been relied upon by Statesman and shall survive the delivery to Statesman of the Receivables, Purchased Contracts, Purchased Wholesale Accounts and Purchased Notes purchased pursuant hereto regardless of any investigation made by Statesman or on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Cooperative hereunder. Except as otherwise expressly provided herein, all covenants made by the Cooperative hereunder or under any other agreement or instrument shall be deemed continuing until the Purchased Contracts, Purchased Receivables, Purchased Wholesale Accounts and Purchased Notes and all other liabilities and obligations of the Cooperative to Statesman are satisfied in full.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                   SOUTHERN STATES COOPERATIVE,
                                      INCORPORATED

ATTEST:                            By: /s/
                                       ----------------------
/s/                                Title: ___________________
-----------------------

                                   STATESMAN FINANCIAL CORPORATION

ATTEST:                            By: /s/
                                       ----------------------
/s/
-----------------------            Title: ___________________